UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2008

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410-2832

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On August 25, 2008, Duckwall-ALCO Stores, Inc. (the "Company") executed an Employment Agreement, incorporated into this Item 5.02 by reference, related to the employment of Ted Beaith as the Company's Senior Vice President and Chief Information Officer.

  Under the Employment Agreement, Mr. Beaith is an “at-will” employee of the Company. Mr. Beaith’s employment began as of August 25, 2008 and continues until such employment is terminated by either party under Section 5 of the Employment Agreement. Under the Employment Agreement, Mr. Beaith is to be paid a base salary of $170,000. Mr. Beaith is also eligible to participate in any bonus plans implemented by the Company pursuant to Section 3(b) of the Employment Agreement. The Employment Agreement further provides customary benefits and vacation features.

The Company issued a press release announcing the hiring of Mr. Beaith on August 25, 2008. A copy of the press release is furnished herewith as Exhibit 99.2, and is incorporated herein by reference.

   Mr. Beaith, age 44, has more than 20 years of information technology experience. In the last five years, Mr. Beaith has served as the following: Senior Retail Practice Manager-Western US for Capgemini USA from 2007 to August 2008, and Managing Principal of the Retail Consulting Group of Agilysys, Inc., formerly Kyrus Corporation, from 2001 to 2007.  None of the previous business entities which Mr. Beaith has been employed by are a parent, subsidiary or an affiliate of the Company.

  Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such, there are no arrangements or understandings between Mr. Beaith and any other persons naming Mr. Beaith as an officer. There are no familial relationships between Mr. Beaith and any other officer or director of the Company. Since January 29, 2007, Mr. Beaith nor any immediate family member of Mr. Beaith has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Mr. Beaith or any immediate family member had or will have a direct or indirect material interest.

Item 7.01 Regulation FD Disclosure.

   Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is an Employment Agreement executed on August 25, 2008, by the Company and Mr. Beaith. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a press release issued on August 25, 2008 by the Company.

Item 9.01. Exhibits.

(d) Exhibits

99.1	Employment Agreement dated August 25, 2008.
99.2	Press Release dated August 25, 2008, furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2008	DUCKWALL-ALCO STORES, INC.

By:/s/ Larry Zigerelli
Larry Zigerelli
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Employment Agreement dated August 25, 2008.

99.2	Press Release dated August 25, 2008, furnished solely for the purpose of incorporation by reference into Items 5.02 and 7.01.